Exhibit 10.20

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

THIRD AMENDMENT
TO
COLLABORATION AND LICENSE AGREEMENT

This Third Amendment to Collaboration and License Agreement (this “Third Amendment”) is entered into as of November 30, 2020 (the “Third Amendment Effective Date”) by and between Repare Therapeutics Inc., a Canadian corporation with offices at 7210 Frederick- Banting, Suite 100, St. Laurent, Quebec, Canada H4S 2A1 (“Repare Inc.”) and Repare Therapeutics USA, Inc., a Delaware corporation with offices at One Broadway, 15th Floor, Cambridge, Massachusetts 02142 (“Repare USA” and, together with Repare Inc., “Repare”), on the one hand, and Bristol-Myers Squibb Company, a Delaware corporation with offices at 430 E. 29th Street, 14th Floor, New York, New York 10016 (“BMS”), on the other hand. BMS and Repare are each referred to herein by name or as a “Party”, or, collectively, as the “Parties.”

WHEREAS, Repare and BMS entered into that certain Collaboration and License Agreement as of May 26, 2020 (as amended, the “Agreement”), pursuant to which, among other things, certain information and data is provided to the BMS members of the JSC on an unblinded basis; and

WHEREAS, the Parties wish to amend the Agreement to enable unblinding of additional BMS employees as Firewalled Scientists in relation to the Undruggable Target referred to as [***] in the [***] Existing Repare Campaign (“Target X”);

WHEREAS, the Agreement does not address the identification of an Undruggable Target in an Existing Repare Campaign except through the Third Party Gatekeeper, and the Parties would like to amend the Agreement to agree how they will work together in relation to Target X.

NOW, THEREFORE, the Parties, intending to be legally bound, hereby agree as follows:

1.	Capitalized terms used in this Third Amendment that are not defined herein shall have the meanings ascribed to them in the Agreement.
2.

The [***] lesion is an Existing Repare Campaign.  Following Initial Screening for such Existing Repare Campaign, Repare has identified Target X as showing promise for Synthetic Lethality as a Repare Potential Undruggable Target with respect to such [***] Existing Repare Campaign.

3.

Repare has provided to BMS information and data regarding Target X.  The identity of Target X has been unblinded [***] in accordance with the terms of the Agreement.  BMS has requested that Repare provide, and Repare has agreed to provide, such an unblinded information regarding Target X to the following individuals: [***] (the “Unblinded BMS Individuals”).  Each such individual will, from and after the Third Amendment Effective Date, be a Firewalled Scientist for purposes of the Agreement in relation to Target X.

4.

Repare agrees that the Unblinded BMS Individuals will have the right to perform the activities described in the work plan attached as Schedule A hereto in relation to Target X (the “Permitted Target X Activities”).  For the avoidance of doubt, the Permitted Target X Activities will not constitute or be deemed to constitute Chemistry for purposes of the Agreement.

5.

The Parties agree that (a) Target X is an Undruggable Target, (b) the [***] Undruggable Target Unblinding Period in which BMS may deliver an Undruggable Target Unblinding Notification for Target X as set forth in Section 2.6.3(a) will start from the date of the JSC meeting that will be held after completion of the Permitted Target X Activities to discuss the results of such activities and (c) from and after the Third Amendment Effective Date, [***] shall be deemed to no longer be an Existing Repare Campaign (and, for the avoidance of doubt, shall not be either a Pre-Option Campaign or Collaboration Campaign).

6.

This Third Amendment shall be deemed incorporated into and made a part of the Agreement. The provisions of this Third Amendment shall constitute an amendment to the Agreement, and, to the extent that any term or provision of this Third Amendment may be deemed expressly inconsistent with any term or provision in the Agreement, this Third Amendment shall govern and control. Except as expressly modified by the terms of this Third Amendment, all of the terms, conditions, and provisions of the Agreement are hereby ratified, and the Agreement remains in full force and effect.

7.

This Third Amendment may be executed in two (2) counterparts, each of which shall be deemed an original, and both of which together shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of electronic delivery, shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of electronic delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic delivery as a claim or defense with respect to the formation of a contract, and each Party forever waives any such claim or defense, except to the extent that such claim or defense relates to lack of authenticity.

[Signature Page Follows]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this Third Amendment to Collaboration and License Agreement to be executed by their respective duly authorized officers as of the Third Amendment Effective Date.

BRISTOL-MYERS SQUIBB COMPANY

By:		/s/ Janeen Doyle
	Name:	Janeen Doyle
	Title:	VP, R&ED Alliances Strategy and Business Development

REPARE THERAPEUTICS INC.

By:		/s/ Steve Forte
	Name:	Steve Forte
	Title:	EVP & CFO

REPARE THERAPEUTICS USA, INC.

By:		/s/ Kim A. Seth
	Name:	Kim A. Seth
	Title:	EVP, Head of Business and Corporate Development

Schedule A

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